2018 THIRD QUARTER RESULTS NASDAQ: FULT D A T A AS OF S E P T E M B E R 3 0 , 2 0 1 8 U N L E S S O T H E R W I S E N O T E D

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward- looking statements related to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

THIRD QUARTER RESULTS Net income per diluted share: $0.37 in 3Q18, 85.0% increase from 2Q18 and 32.1% increase from 3Q17 Pre-Provision Net Revenue(1): $77.4 million, 5.3% increase from 2Q18 and 18.1% increase from 3Q17 Linked Quarter Loan and Core Deposit Growth: 0.6% increase in average loans, while average demand and savings deposits increased 2.8% Net Interest Income & Margin: Net interest income increased 2.6%, reflecting the impact of a 3 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 3.9% increase in non-interest income and 1.6% increase in non- interest expense Asset Quality: $31.5 million decrease in provision for credit losses as 2Q18 included a $36.8 million addition to provision for credit losses related to one commercial relationship. Q3 Year-over-Year Loan and Core Deposit Growth: 3.1% increase in average loans and 0.7% increase in average demand and savings deposits Net Interest Income & Margin: 9.1% increase in net interest income, reflecting the impact of a 15 basis point increase in net interest margin and balance sheet growth Non-Interest Income(2) & Non-Interest Expense: 7.7% increase in non-interest income and 2.5% increase in non- interest expense Asset Quality: $3.5 million decrease in provision for credit losses due to improving asset quality (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding investment securities gains. 3

INCOME STATEMENT SUMMARY

FULTON FINANCIAL CORPORATION

	3Q18	Change from 2Q18	Change from 3Q17
	(dollars in thousands, except per-share data)		
Net Interest Income	160,127	$ 4,060	$ 13,318
Provision for Credit Losses	1,620	(31,497)	(3,455)
Non-Interest Income	51,019	1,929	3,642
Securities Gains	14	10	(4,583)
Non-Interest Expense	135,413	2,068	3,256
Income before Income Taxes	74,127	35,428	12,576
Income Taxes	8,494	4,992	(4,152)
Net Income	$ 65,633	$ 30,436	$ 16,728
Net income per share (diluted)	$ 0.37	$ 0.17	$ 0.09
ROA [(1)]	1.28%	0.58%	0.30%
ROE [(2)]	11.48%	5.20%	2.72%
ROE (tangible) [(3)]	14.99%	6.76%	3.47%
Efficiency ratio [(3)]	62.5%	(0.8%)	(1.8%)

- **Net Income of $65.6 million, 86.5% increase from 2Q18 and 34.2% increase from 3Q17.**
- Net Interest Income
  - *From 2Q18*: Increase of 2.6%, driven by loan and deposit growth and the impact of a 3 basis point increase in NIM
  - *From 3Q17*: Increase of 9.1%, driven by loan growth and the impact of a 15 basis point increase in NIM
- Provision for Credit Losses
  - Decrease of $31.5 million from 2Q18, which included a $36.8 million provision for credit losses related to one commercial relationship

  Non-Interest Income
  - *From 2Q18*: 3.9% increase driven by commercial loan interest rate swap fees ($1.2 million) and debit card income ($0.5 million).
  - *From 3Q17*: 7.7% increase driven mainly by commercial loan swap fee income ($1.7 million), cash management fees ($0.8 million), debit card income ($0.8 million) and merchant fee income ($0.6 million).
- Non-Interest Expenses
  - *From 2Q18*: 1.6% increase driven by salaries and employee benefits ($1.9 million), outside services ($1.5 million) and professional fees ($1.1 million), partially offset by decreases in equipment expense ($0.4 million), data processing and software expense ($0.3 million), occupancy expense ($0.2 million and other expenses ($2.0 million)
  - *From 3Q17*: 2.5% increase driven by salaries and employee benefits ($3.9 million), other outside services ($2.5 million) and occupancy expenses ($0.4 million), partially offset by decreases in amortization of tax credit investments ($1.9 million) and other expenses ($1.7 million).
- Income Taxes

  11.5% effective tax rate (ETR) in 3Q18 vs. 9.0% in 2Q18 and 20.5% in 3Q17.

(1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized.
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized.
(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

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NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin Average Interest-Earning Assets & Yields ($ IN MILLIONS) ($ IN BILLIONS) $20.0 6.00% $180.0 4.00% 4.04% 4.13% $15.0 3.80% 3.83% 3.93% 4.00% $15.9 $160.0 $15.7 $15.8 3.50% $10.0 $15.4 $15.6 3.39% 3.42% 2.00% $140.0 3.29% 3.35% 3.27% 3.00% $5.0 ~ $730 million $3.1 $3.2 $2.9 $3.0 $3.1 $120.0 $- 0.00% 2.50% 3Q17 4Q17 1Q18 2Q18 ~3Q18 $610 $100.0 million 2.00% Securities & Other Loans Earning Asset Yield (FTE) $80.0 $156.1 $160.1 $146.8 $149.4 $151.3 1.50% $60.0 Average Liabilities & Rates 1.00% ($ IN BILLIONS) $40.0 $25.0 1.20% $20.0 0.50% 1.01% 0.91% $20.0 1.00% $1.4 $1.4 $1.9 $- 0.00% $2.0 $1.7 0.80% $15.0 3Q17 4Q17 2Q18 2Q18 3Q18 0.77% 0.78% 0.82% 0.60% $10.0 Net Interest Income 0.40% Net Interest Margin (Fully-taxable equivalent basis, or FTE) $5.0 $15.9 $16.1 $15.4 $15.5 $16.0 0.20% $- 0.00% 3Q17 4Q17 1Q18 2Q18 3Q18 Deposits Borrowings Cost of Interest-bearing Liabilities 5

ASSET QUALITY ($ IN MILLIONS) Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans $160.0 2.00% $40.0 $136.5 $134.8 $134.6 $33.1 $123.7 $120.1 $120.0 1.50% $30.0 $20.0 $80.0 1.00% 0.88% 0.85% 0.86% $40.0 0.78% 0.75% 0.50% $10.0 $6.7 $5.1 $4.0 $1.6 $- $0.0 0.00% 3Q17 4Q17 1Q18 2Q18(1) 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 NPL NPLs/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans 150.0% 137% 140% 3.00% $60.0 1.25% 128% 131% 131% 1.01% 125.0% 1.05% $39.9 0.85% 100.0% 2.00% $40.0 0.65% 75.0% 0.45% 0.14% $20.0 0.14% 0.10% 50.0% 1.00% 0.08% 0.25% 1.13% 1.12% 1.12% 1.07% 1.05% 0.05% 25.0% $5.3 $5.4 $4.0 $3.0 $- -0.15% 0.0% 0.00% 3Q17 4Q17 1Q18 2Q18(2) 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 NCOs NCOs/Average Loans (annualized) Allowance/NPLs Allowance/Loans (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18. (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18. 6

NON-INTEREST INCOME ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains Mortgage Banking Income & Spreads $6.0 4.00% $5.2 3.50% $5.0 $4.8 $4.9 $4.4 $4.2 3.00% $4.0 2.50% $60.0 $3.0 2.00% 1.50% $2.0 1.62% 1.38% $50.0 1.36% 1.30% 1.00% $1.0 1.11% ~ $730 million 0.50% $- 0.00% $40.0 3Q17 4Q17 1Q18 2Q18 ~3Q18 $610 million Gains on Sales Servicing Income Spread on Sales (1) $55.0 $30.0 $51.0 $49.1 Other Non-Interest Income $47.4 $45.9 $20.0 $50.6 $50.0 $46.1 $43.9 $42.6 $41.7 $40.0 $10.0 $30.0 $- $20.0 3Q17 4Q17 1Q18 2Q18 3Q18 $10.0 $- 3Q17 4Q17 1Q18 2Q18 3Q18 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other 7

NON-INTEREST EXPENSES ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) Salaries and Employee Benefits & Staffing $90.0 3,700 $72.9 $73.5 $75.8 $76.8 $80.0 $74.9 3,600 $160.0 80.0% $70.0 3,560 3,570 3,500 $60.0 $50.0 3,400 $140.0 70.0% $40.0 3,300 $30.0 67.5% 3,200 $120.0 64.3% 60.0% $20.0 ~ $730 64.2% 63.3% 62.5% million $10.0 3,100 $- 3,000 ~ $610 $100.0 50.0% 3Q17 4Q17 1Q18 2Q18 3Q18 million $132.2 $138.5 $136.7 $133.3 $135.4 Total Salaries Employee Benefits Average Full-time Equivalent Employees $80.0 40.0% Other Non-Interest Expenses $60.0 30.0% $70.0 $65.0 $60.9 $60.0 $59.3 $58.4 $58.6 $40.0 20.0% $50.0 $40.0 $20.0 10.0% $30.0 $- 0.0% $20.0 3Q17 4Q17 1Q18 2Q18 3Q18 $10.0 $- 3Q17 4Q17 1Q18 2Q18 3Q18 Occp & Equip Data Processing & Software Outside Srvs Other (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 8

PROFITABILITY & CAPITAL ROA(1) ROE and ROE (tangible)(2) 1.40% 1.28% 16.00% 14.99% 1.20% 0.98% 1.01% 11.52% 11.85% 11.48% 1.00% 12.00% 8.76% 9.02% 7.91% 8.23% 0.80% 0.67% 0.70% 8.00% 6.03% 6.28% 0.60% 4.00% 0.40% 0.20% 0.00% 3Q17 4Q17(3) 1Q18 2Q18 3Q18 0.00% 3Q17 4Q17(3) 1Q18 2Q18 3Q18 ROE ROE (tangible) Tangible Common Equity Ratio(2) Net Income Per Diluted Share 12.0% $0.40 $0.37 $0.35 8.7% 8.7% 8.8% 8.7% 8.8% $0.30 $0.28 $0.28 8.0% $0.25 $0.19 $0.20 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17(3) 1Q18 2Q18 3Q18 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (3) 4Q17 reflects the impact of the $15.6 million charge to income taxes related to the re-measurement of net deferred tax assets. 9

2018 OUTLOOK Changes from the outlook as of the end of the second quarter of 2018 have been underlined. • Loans & Deposits: Average annual loan and core deposit growth rates in the low to mid single- digits • Asset Quality: Provision will reflect impacts of changes in asset quality measures, risk rating migration, and the results of our allowance allocation methodology, as well as loan growth • Non-Interest Income(1): Flat to low single-digit growth • Non-Interest Expense: Including amortization of tax free investments, low single-digit growth rate • Capital: Focus on utilizing capital to support loan growth and provide appropriate returns to shareholders • Net Interest Margin: For the fourth quarter of 2018, the outlook for NIM is an increase of 0 to 3 basis points over the third quarter of 2018 • Effective Tax Rate: Anticipated to range between 11% to 14% depending on level of tax credits realized (1) Excluding securities gains and the litigation settlement of $5.1 million recognized in the fourth quarter of 2017 10

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Sep 30 2017	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018
Efficiency ratio					
Non-interest expense	$ 132,157	$ 138,452	$ 136,661	$ 133,345	$ 135,413
Less: Amortization of tax credit investments	(3,503)	(3,376)	(1,637)	(1,637)	(1,637)
Non-interest expense (numerator)	$ 128,654	$ 135,076	$ 135,024	$ 131,708	$ 133,776
Net interest income (fully taxable-equivalent)	$ 152,721	$ 155,253	$ 154,232	$ 159,027	$ 163,194
Plus: Total Non-interest income	51,974	56,956	45,875	49,094	51,033
Less: Investment securities gains	(4,597)	(1,932)	(19)	(4)	(14)
Net interest income (denominator)	$ 200,098	$ 210,277	$ 200,088	$ 208,117	$ 214,213
Efficiency ratio	64.3%	64.2%	67.5%	63.3%	62.4%

	Three Months Ended				
	Sep 30 2017	Dec 31 2017	Mar 31 2018	Jun 30 2018	Sep 30 2018
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income (numerator)	$ 48,905	$ 34,001	$ 49,480	$ 35,197	$ 65,634
Average shareholders' equity	$ 2,215,389	$ 2,237,031	$ 2,224,615	$ 2,246,904	$ 2,269,093
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,683,833	$ 1,705,475	$ 1,693,059	$ 1,715,348	$ 1,737,537
Return on average shareholders' equity (tangible), annualized	11.52%	7.91%	11.85%	8.23%	14.99%

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NON-GAAP RECONCILIATION (CONTINUED) Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 2017 2017 2018 2018 2018 Tangible Common Equity to Tangible Assets (TCE Ratio) (dollars in thousands) Shareholders' equity $ 2,225,786 $ 2,229,857 $ 2,235,493 $ 2,245,785 $ 2,283,014 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) $ 1,694,230 $ 1,698,301 $ 1,703,937 $ 1,714,229 $ 1,751,458 Total assets $ 20,062,860 $ 20,036,905 $ 19,948,941 $ 20,172,539 $ 20,364,810 Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) $ 19,531,304 $ 19,505,349 $ 19,417,385 $ 19,640,983 $ 19,833,254 Tangible Common Equity to Tangible Assets 8.7% 8.7% 8.8% 8.7% 8.8% Three Months Ended SEP 30 Dec 31 Mar 31 Jun 30 Sep 30 2017 2017 2018 2018 2018 Pre-Provision Net Revenue (in thousands) Net interest income $ 146,809 $ 149,413 $ 151,318 $ 156,067 $ 160,127 Non-interest income 51,974 56,956 45,875 49,094 51,033 Less: Investment securities gains (4,597) (1,932) (19) (4) (14) Total Revenue $ 194,186 $ 204,437 $ 197,174 $ 205,157 $ 211,146 Non-interest expense $ 132,157 $ 138,452 $ 136,661 $ 133,345 $ 135,413 Less: Amortization of tax credit investments (3,503) (3,376) (1,637) (1,637) (1,637) Total Non-interest expense $ 128,654 $ 135,076 $ 135,024 $ 131,708 $ 133,776 Pre-Provision Net Revenue $ 65,532 $ 69,361 $ 62,150 $ 73,449 $ 77,370 12

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